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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                  CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  February 16, 1995
                                                      (January 26, 1995)

                        MCI COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                   0-6457                 52-0886267
    --------------             -----------              ------------
    (State or other            (Commission              (IRS Employer
    jurisdiction of             File Number)          Identification No.)
    incorporation)


            1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
            ------------------------------------------------------
                  (Address of Principal Executive Offices)

      Registrant's telephone number, including area code (202) 872-1600

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                             MCI COMMUNICATIONS CORPORATION
                                      FORM 8-K




Item 7. Financial Statements and Exhibits

Exhibit No.      Description
- ----------       -----------

 1(a)            Form of Distribution Agreement.

 99(a) Fourth Quarter and Full Year 1994 Earnings Release dated January 26, 1995, Income Statements for the three and twelve months ended December 31, 1994 and 1993, Attachment A, Balance Sheets at December 31, 1994 and 1993.





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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange
         Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MCI COMMUNICATIONS CORPORATION

         Date:  February 16, 1995          Signed:  BRADLEY E. SPARKS
                                                  ----------------------
                                                    Bradley E. Sparks
                                                    Vice President
                                                    and Controller


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                        MCI COMMUNICATIONS CORPORATION
                                     FORM 8-K
                                   EXHIBIT INDEX




Exhibit No.            Description
- ------------           -------------

 1(a)                  Form of Distribution Agreement.

 99(a) Fourth Quarter and Full Year 1994 Earnings Release dated January 26, 1995, Income Statements for the three and twelve months ended December 31, 1994 and 1993, Attachment A, Balance Sheets at December 31, 1994 and 1993.